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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO


                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):


                         June 12, 1995 (March 31.1995)


                              Quest Medical, Inc.
                              -------------------
             (Exact name of registrant as specified in its charter)

   Texas                            0-10521                      75-1646002
   -----                            -------                      ----------
(State or other              (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                   One Allentown Parkway, Allen, Texas 75002
                   -----------------------------------------
               (Address of principal executive offices) (Zip code)

              Registrant's telephone number, including area code:
                                 (214) 390-9800




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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         a. Financial Statements of Businesses Acquired. This item is amended to provide financial statements of Neuromed, Inc., which are filed as
Exhibit 99.1 to this Current Report on Form 8-K;

                 (i)      Audited Annual Financial Statements

                          Report of Independent Auditors

                          Consolidated Balance Sheet as of October 31, 1994

                          Consolidated Statements of Income and Retained
                          Earnings for the years ended October 31, 1994 and 1993

                          Consolidated Statements of Cash Flows for the years ended October 31, 1994 and 1993

                          Notes to Consolidated Financial Statements

                 (ii)     Unaudited Interim Financial Statements

                          Consolidated Balance Sheets as of January 31, 1995
                          and October 31, 1994

                          Consolidated Statement of Income and Retained
                          Earnings for the three months ended January 31, 1995
                          and 1994

                          Consolidated Statements of Cash Flows for the three months ended January 31, 1995 and 1994

                          Notes to Consolidated Financial Statements

         b. Pro Forma Financial Information. This item is amended to provide the following unaudited pro forma consolidated financial statements, which are filed as Exhibit 99.2 to this Current Report on Form 8-K:

                          Pro Forma Condensed Consolidated Balance Sheet as of
                          December 31, 1994

                          Pro Forma Condensed Consolidated Statement of Income for the twelve months ended December 31, 1994

                          Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1995

                          Notes to Pro Forma Condensed Consolidated Financial
                          Statements




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c.       Exhibits

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
          2.1    Agreement for the Purchase and Sale of All of the Issued Capital Stock of Neuromed, Inc. dated February 10, 1995, between Quest Medical, Inc. and Mr. William Borkan(1)

          2.2    Amendment Agreement dated March 17, 1995, between Quest Medical, Inc, and Mr. William Borkan(1)

         10.21   First Amended and Restated Credit Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of Texas, N.A.(2)


         10.22   Promissory Note (Facility A Note) in the original principal amount of $5 million dated March 31, 1995.(2)


         10.23   Promissory Note (Facility B Note) in the original principal amount of $15 million dated March 31, 1995.(2)

         10.24   Security Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of Texas, N.A.(2)

         10.25   Security Agreement dated as of March 31, 1995 between Neuromed, Inc. and NationsBank of Texas, N.A.(2)

         10.26   Intellectual Property Security Agreement and Assignment dated as of March 31, 1995 between Quest Medical, Inc. and
                 NationsBank of Texas, N.A.(2)

         10.27   Intellectual Property Security Agreement and Assignment dated as of March 31, 1995 between Neuromed, Inc. and
                 NationsBank of Texas, N.A.(2)

         10.28   License Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of Texas, N.A.(2)

         10.29   License Agreement dated as of March 31, 1995 between Neuromed, Inc. and NationsBank of Texas, N.A.(2)

         10.30   Guaranty of Neuromed, Inc. in favor of NationsBank of Texas, N.A. under the First Amendment and Restated Credit
                 Agreement dated as of March 31, 1995.(2)


         23.1    Consent of Independent Auditors(3)



         99.1    Financial Statements of Business Acquired(3)


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


         99.2    PRO FORMA FINANCIAL INFORMATION(3)



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(1)      Filed as an Exhibit to the report of the Company on Form 10-KSB for the year ended December 31, 1994, and incorporated herein by reference.


(2) Filed as an Exhibit to the report of the Company on Form 8-K dated April 13, 1995, and incorporated herein by reference.



(3)      Filed herewith.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 12, 1995                      QUEST MEDICAL, INC.


                                          By:  /s/  F. Robert Merrill III
                                                    F. Robert Merrill III
                                                    Chief Financial Officer




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                              INDEX TO EXHIBITS

Exhibit
Number                            Description
- -------                           -----------
 2.1     Agreement for the Purchase and Sale of All of the Issued Capital Stock of Neuromed, Inc. dated February 10, 1995, between
         Quest Medical, Inc. and Mr. William Borkan(1)

 2.2     Amendment Agreement dated March 17, 1995, between Quest Medical, Inc. and Mr. William Borkan(1)

10.21    First Amended and Restated Credit Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of
         Texas, N.A.(2)

10.22    Promissory Note (Facility A Note) in the original principal amount of $5 million dated March 31, 1995.(2)

10.23    Promissory Note (Facility B Note) in the original principal amount of $15 million dated March 31, 1995.(2)

10.24    Security Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of Texas, N.A.(2)

10.25    Security Agreement dated as of March 31, 1995 between Neuromed, Inc. and NationsBank of Texas, N.A.(2)

10.26    Intellectual Property Security Agreement and Assignment dated as of March 31, 1995 between Quest Medical, Inc. and
         NationsBank of Texas, N.A.(2)

10.27    Intellectual Property Security Agreement and Assignment dated as of March 31, 1995 between Neuromed, Inc. and NationsBank of Texas, N.A.(2)

10.28    License Agreement dated as of March 31, 1995 between Quest Medical, Inc. and NationsBank of Texas, N.A.(2)

10.29    License Agreement dated as of March 31, 1995 between Neuromed, Inc. and NationsBank of Texas, N.A.(2)

10.30    Guaranty of Neuromed, Inc. in favor of NationsBank of Texas, N.A. under the First Amendment and Restated Credit Agreement dated as of March 31, 1995.(2)


23.1     Consent of Independent Auditors(3)



99.1     Financial Statements of Business Acquired(3)



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
EXHIBIT
NUMBER                            DESCRIPTION
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

99.2             Pro Forma Financial Information(3)


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(1)      Filed as an Exhibit to the report of the Company on Form 10-KSB for the year ended December 31, 1994, and incorporated herein by reference.


(2)      Filed as an Exhibit to the report of the Company on Form 8-K dated
         April 13, 1995, and incorporated herein by reference.



(3)      Filed herewith.




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